UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 18, 2010

CIMETRIX INCORPORATED

(Exact name of registrant as specified in its charter)

Commission File No. 000-16454

Nevada	87-0439107
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

6979 South High Tech Drive

Salt Lake City, Utah  84047-3757

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (801) 256-6500

Former name or former address, if changed since last report:  Not Applicable

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 18, 2010, Cimetrix Incorporated (the “Company”) reinstated its employment agreement with Robert H. Reback, its Chief Executive Officer.  The employment agreement expires December 31, 2011. Under the terms of the agreement, Mr. Reback receives an annual salary of $175,000, subject to increases as the Compensation Committee of the Board of Directors determines in its discretion. In addition, Mr. Reback is eligible to receive a cash bonus at the end of each fiscal year, upon the satisfaction of the performance objectives determined by the Compensation Committee of theBoard of Directors on an annual basis. Mr. Reback is also eligible to participate in the Company’s incentive stock plan and other compensation plans, with annual awards determined by the Compensation Committee of the Board of Directors. In addition, the employment agreement provides that Mr. Reback cannot compete with the Company during the term of the agreement and for a period of two years thereafter.

For fiscal 2010, the agreement provides for Mr. Reback to receive options to acquire 125,000 shares of the Company’s common stock at an exercise price of $0.08 per share, the closing price as of the date of grant. The options vest annually in four equal amounts on March 18, 2011, 2012, 2013 and 2014, with an exercise period of seven years from the date of the grant. In addition, Mr. Reback will receive a restricted stock award of 300,000 shares. The shares will vest in three equal amounts with 100,000 shares vesting immediately and 100,000 shares on December 31, 2010 and 2011. If at any time prior to December 31, 2010, the price of the Company's common stock closes above $0.20 per share for a period of thirty (30) consecutive trading days, then 50,000 of the shares scheduled to vest on December 31, 2010 will immediately vest. If, at any time prior to December 31, 2011, the price of the Company's common stock closes above $0.35 per share for a period of thirty (30) consecutive trading days, then 50,000 of the shares scheduled to vest on December 31, 2011 will immediately vest.

The agreement further provides for severance pay equal to Mr. Reback’s annual salary then in effect, but not more than the salary left to be paid during the remainder of the agreement, if Mr. Reback is terminated without cause by the Company or resigns for “good reason” (as such terms are defined in the agreement) and, in such events, all of Mr. Reback’s options under the Company’s stock option plan become fully exercisable for their remaining term. If a change in control of the Company occurs, Mr. Reback is also entitled to accelerated vesting of his options and other awards under the Company’s compensation plans.

On March 18, 2010, the Company reinstated its employment agreement with David P. Faulkner, its Executive Vice President of Sales and Marketing. The employment agreement expires December 31, 2011. Under the terms of the agreement, Mr. Faulkner receives an annual salary of $150,000, subject to increases as the President and Chief Executive Officer of the Company determines in his discretion. In addition, Mr. Faulkner is eligible to receive a cash bonus at the end of each fiscal year, upon the satisfaction of the performance objectives determined by the Compensation Committee of the Board of Directors on an annual basis. Mr. Faulkner is also eligible to participate in the Company’s incentive stock plan and other compensation plans, with annual awards determined by the Compensation Committee of the Board of Directors. In addition, the employment agreement provides that Mr. Faulkner cannot compete with the Company during the term of the agreement and for a period of two years thereafter.

For fiscal 2010, the agreement provides for Mr. Faulkner to receive options to acquire 125,000 shares of the Company’s common stock at an exercise price of $0.08 per share, the closing price as of the date of grant. The options vest annually in four equal amounts March 18, 2011, 2012, 2013 and 2014, with an exercise period of seven years from the date of the grant. In addition, Mr. Faulkner will receive a restricted stock award of 250,000 shares that will vest with respect to 80,000 shares, immediately 80,000 shares on December 31, 2010, and 90,000 shares on December 31, 2011. If at any time prior to December 31, 2010, the price of the Company's common stock closes above $0.20 per share for a period of thirty (30) consecutive trading days, then 40,000 of the shares scheduled to vest on December 31, 2010 will immediately vest. If, at any time prior to December 31, 2011, the price of the Company's common stock closes above $0.35 per share for a period of thirty (30) consecutive trading days, then 45,000 of the shares scheduled to vest on December 31, 2011 will immediately vest.

The agreement further provides for six months severance pay, not to exceed the salary left to be paid during the remainder of the agreement, if Mr. Faulkner is terminated without cause by the Company or resigns for “good reason” (as such terms are defined in the agreement) and, in such events, all of Mr. Faulkner’s options under the Company’s incentive stock plan become fully exercisable for their remaining term. If a change in control of the Company occurs, Mr. Faulkner is also entitled to accelerated vesting of his options and other awards under the Company’s compensation plans.

March 18, 2010, the Company entered into an employment agreement with Jodi M. Juretich, its Chief Financial Officer that expires December 31, 2011. Under the terms of the agreement, Ms. Juretich receives an annual salary of $125,000, subject to increases as the President and Chief Executive Officer of the Company determines in his discretion. In addition, Ms. Juretich is eligible to receive a cash bonus at the end of each fiscal year, upon the satisfaction of the performance objectives determined by the Compensation Committee of the Board of Directors on an annual basis. Ms. Juretich is also eligible to participate in the Company’s incentive stock plan and other compensation plans, with annual awards determined by the Compensation Committee of the Board of Directors. In addition, the employment agreement provides that Ms. Juretich cannot compete with the Company during the term of the agreement and for a period of two years thereafter.

For fiscal 2010, the agreement provides for Ms. Juretich to receive a restricted stock award of 150,000 shares that will vest with respect to 50,000 shares immediately and 50,000 on December 31, 2010 and 2011. If at any time prior to December 31, 2010, the price of the Company's common stock closes above $0.20 per share for a period of thirty (30) consecutive trading days, then 25,000 of the shares scheduled to vest on December 31, 2010 will immediately vest. If, at any time prior to December 31, 2011, the price of the Company's common stock closes above $0.35 per share for a period of thirty (30) consecutive trading days, then 25,000 of the shares scheduled to vest on December 31, 2011 will immediately vest.

The agreement further provides for six months severance pay, not to exceed the salary left to be paid during the remainder of the agreement, if Ms. Juretich is terminated without cause by the Company or resigns for “good reason” (as such terms are defined in the agreement) and, in such events, all of Ms. Juretich’s options under the Company’s incentive stock plan become fully exercisable for their remaining term. If a change in control of the Company occurs, Ms. Juretich is also entitled to accelerated vesting of her options and other awards under the Company’s compensation plans.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1                     Extension of the Employment Agreement by and between Cimetrix Incorporated and Robert H. Reback, dated March 18, 20100

99.2                     Extension of the Employment Agreement by and between Cimetrix Incorporated and David P. Faulkner, dated March 18, 20100

99.3                    Employment Agreement by and between Cimetrix Incorporated and Jodi M. Juretich, dated March 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2010	CIMETRIX INCORPORATED

By: /s/ Robert H. Reback
Robert H. Reback
President and Chief Executive Officer
(Principal Executive Officer)